UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2022

Proto Labs, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on August 29, 2022, the shareholders of Proto Labs, Inc. (the “Company”) approved the Company’s 2022 Long-Term Incentive Plan (the “2022 Plan”). Approval of the 2022 Plan was included as Proposal 1 in the Company’s definitive proxy statement for its Special Meeting of Shareholders (the “Special Meeting”) filed with the Securities and Exchange Commission on July 19, 2022 (the “Proxy Statement”). The 2022 Plan became effective on August 29, 2022 (the “Effective Date”).

The 2022 Plan provides for the issuance of up to 1,236,000 shares of the Company’s common stock to the Company’s employees, consultants, advisors and non-employee directors, plus any shares of common stock subject to an award under the Proto Labs, Inc. 2012 Long-Term Incentive Plan (the “Prior Plan”) that is outstanding as of the Effective Date that subsequently is cancelled, expires or is forfeited, or is settled for cash will, to the extent of such cancellation, forfeiture expiration or cash settlement, become available for future awards under the 2022 Plan. The 2022 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”). Awards outstanding under the Prior Plan as of the Effective Date will continue to be subject to the terms of the Prior Plan, but no new awards will be made under the Prior Plan.

The terms of the 2022 Plan are described in more detail in the Proxy Statement, which description is incorporated herein by reference. The descriptions of the 2022 Plan contained herein and incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the 2022 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The forms of award agreements to be used in connection with awards made under the 2022 Plan applicable to the Company’s executive officers and non-employee directors are filed as Exhibits 10.2 through 10.10, respectively, hereto and the terms thereof are incorporated herein by reference and constitute a part of this report:

●	Form of Incentive Stock Option Agreement under the 2022 Long-Term Incentive Plan
●	Form of Non-Statutory Stock Option Agreement (Directors) under the 2022 Long-Term Incentive Plan
●	Form of Non-Statutory Stock Option Agreement (U.S. Employees) under the 2022 Long-Term Incentive Plan
●	Form of Non-Statutory Stock Option Agreement (U.K. Employees) under the 2022 Long-Term Incentive Plan
●	Form of Restricted Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan (U.S. Employees)
●	Form of Restricted Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan (U.K. Employees)
●	Form of Restricted Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan (Directors)
●	Form of Performance Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan
●	Form of Deferred Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on August 29, 2022. Of the 27,503,100 shares of common stock entitled to vote, 21,810,464 shares were present at the Special Meeting in person or by proxy. Set forth below are the final voting results for each of the proposals.

Proposal 1. Approval of the Proto Labs, Inc. 2022 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
21,441,768	336,026	32,670	-

Proposal 2. Adjournment Proposal.

For	Against	Abstain	Broker Non-Votes
19,973,346	1,822,153	14,965	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Proto Labs, Inc. 2022 Long-Term Incentive Plan
10.2	Form of Incentive Stock Option Agreement under the 2022 Long-Term Incentive Plan
10.3	Form of Non-Statutory Stock Option Agreement (Directors) under the 2022 Long-Term Incentive Plan
10.4	Form of Non-Statutory Stock Option Agreement (U.S. Employees) under the 2022 Long-Term Incentive Plan
10.5	Form of Non-Statutory Stock Option Agreement (U.K. Employees) under the 2022 Long-Term Incentive Plan
10.6	Form of Restricted Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan (U.S. Employees)
10.7	Form of Restricted Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan (U.K. Employees)
10.8	Form of Restricted Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan (Directors)
10.9	Form of Performance Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan
10.10	Form of Deferred Stock Unit Award Agreement under the 2022 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: August 30, 2022	By:	/s/ Robert Bodor
Robert Bodor
President and Chief Executive Officer